Ex-10
Sequence 2
Description:  Ex-10(A)


                                  CONFIDENTIAL

                            THE MIDDLEBY CORPORATION
                              EMPLOYMENT AGREEMENT


The Middleby Corporation ("Middleby") and Selim A. Bassoul ("Employee") enter into this employment agreement on this 1st day of June 2000. In recognition of the Employee's past and continued service to The Middleby Corporation, Middleby agrees to provide the Employee with one year of base salary severance and one year of normal employer provided health insurance in the event of the Employee's involuntary termination of employment from Middleby for any reason other than Cause. Cause shall mean personal dishonesty, gross negligence, willful misconduct, breach of fiduciary duty involving personal profit, substance abuse, or commission of a felony.

This one-year base salary severance and health insurance guarantee to the Employee will also be in effect in the event of a Change in Control of Middleby and shall be considered a liability of the successor owner of Middleby. In the event of a Change in Control of Middleby, Employee shall have the right at any time within the six-month period immediately following the Change in Control to terminate his employment by providing written notice to Middleby or its Successor. Upon providing such notice of termination Employee shall be entitled to receive one-year base salary severance and one year of normal employer provided health insurance. For purposes of this agreement a Change in Control shall mean any twenty-five percent increase in the proportionate share of the total outstanding securities of Middleby held by any person or group which agree to act together for the purpose of acquiring, holding, voting, or disposing of the voting securities.

This agreement expires two years from the above date.




Agreed:  /s/  Selim A. Bassoul         Selim A. Bassoul, Chief Operating Officer
         ---------------------------


For Middleby:  /s/  David P. Riley     David P. Riley, President and CEO
               ---------------------

Ex-10
Sequence 3
Description:  Ex-10(B)


                                  CONFIDENTIAL

                            THE MIDDLEBY CORPORATION
                              EMPLOYMENT AGREEMENT


The Middleby Corporation ("Middleby") and David B. Baker ("Employee") enter into this employment agreement on this 1st day of June 2000. In recognition of the Employee's past and continued service to The Middleby Corporation, Middleby agrees to provide the Employee with one year of base salary severance and one year of normal employer provided health insurance in the event of the Employee's involuntary termination of employment from Middleby for any reason other than Cause. Cause shall mean personal dishonesty, gross negligence, willful misconduct, breach of fiduciary duty involving personal profit, substance abuse, or commission of a felony.

This one-year base salary severance and health insurance guarantee to the Employee will also be in effect in the event of a Change in Control of Middleby and shall be considered a liability of the successor owner of Middleby. In the event of a Change in Control of Middleby, Employee shall have the right at any time within the six-month period immediately following the Change in Control to terminate his employment by providing written notice to Middleby or its Successor. Upon providing such notice of termination Employee shall be entitled to receive one-year base salary severance and one year of normal employer provided health insurance. For purposes of this agreement a Change in Control shall mean any twenty-five percent increase in the proportionate share of the total outstanding securities of Middleby held by any person or group which agree to act together for the purpose of acquiring, holding, voting, or disposing of the voting securities.

This agreement expires two years from the above date.




Agreed:  /s/ David B. Baker       David B. Baker, VP and Chief Financial Officer
         ------------------------


For Middleby: /s/  David P. Riley   David P. Riley, President and CEO
              ---------------------

Ex-10
Sequence 4
Description:  Ex-10(C)


                                                                        12/01/00


                               AMENDMENT NO. 2 TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                                OF DAVID P. RILEY

     This Amendment No. 2 is made and entered into as of this 4th day of December, 2000 by and among THE MIDDLEBY CORPORATION, a Delaware corporation ("TMC"), MIDDLEBY MARSHALL INC., a Delaware corporation ("MMI"), (TMC and MMI collectively, the "Employer") and DAVID P. RILEY ("Riley").


                                  R E C I T A L

     Employer and Riley are parties to that certain Amended and Restated Employment Agreement dated as of January 1, 1995 (the "1995 Agreement") as amended by Amendment No. 1 dated as of January 1, 1998 ("Amendment No. 1"). The 1995 Agreement as amended by Amendment No. 1 is sometimes referred to hereinbelow as the "Employment Agreement". The parties now wish to amend the Employment Agreement to provide for Riley's retirement as provided hereinbelow.


                                A G R E E M E N T

     NOW THEREFORE the parties agree as follows:

     1. Section 2 of Amendment No. 1 is hereby deleted, and the last sentence of Section 4(a) of the 1995 Agreement is hereby amended to read as follows:

                           The Expiration Date means December 31, 2000.

     2. The following Sections of the 1995 Agreement are hereby deleted effective January 1, 2001:

                           2, 3, 4(b), 4(c), 4(d), 4(f), 4(g)

     3. Subsection 6(a) of the 1995 Agreement is hereby amended to read as follows:

          6.   Retirement

               (a) Annual Benefit Employer shall pay to Riley an annual retirement benefit of $177,908 payable in equal monthly installments on or before the last business day of each and every month. The first such installment shall be due and payable on or before the last business day of January 2001. In addition, in January of 2002 and of each year thereafter Employer shall adjust upward or downward the amount of the annual retirement benefit payable during such year by a percentage equal to the percentage change in the Consumer Price Index For All Urban Consumers for the twelve-month period ended the previous November. However, in no event shall any adjustment reduce the annual benefit to an amount less than the annual benefit for 2001. The annual retirement benefit shall be paid to Riley for his life, provided however that in the event of his death prior to age 75, such annual retirement benefit, reduced by 50%, shall be paid to Riley's spouse until the first to occur of (i) her death, or (ii) the date on which Riley would have attained age 75. The annual retirement benefit shall be prorated on a daily basis for partial years.

     4. The first sentence of Subsection 6(b) of the 1995 Agreement is hereby amended to read as follows:

               (b) Health and Medical Benefits. In addition to the benefits referred to in Subsection 6(a) hereof, commencing January 1, 2001 Employer shall maintain in full force and effect for the continued benefit of Riley and his spouse all health and medical plan and programs which Employer maintains for its senior executives and their families, provided that such participation is permitted under the general provisions of such plans and programs, and provided further that the benefits under such plans and programs shall be secondary to any governmentally provided benefits.

     5. In addition to all other compensation payable to Riley for the year 2000, including but not limited to the compensation payable under
          Section 3 of the 1995 Agreement as amended by Amendment No. 1, Employer shall pay Riley (a) a supplemental bonus of $200,000 on or before December 31, 2000, and (b) the sum of $177,908 payable in equal monthly installments of $14,826 during calendar year 2001.

     6. Section 5 of Amendment No. 1 is hereby deleted, and Subsection 10(g) of the 1995 Agreement is hereby amended to read as follows:

                    (g) Notices. All notices, requests, demands and other
               communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when received, or if sooner,

                         (a) two business days after date of mailing by
                    registered or certified mail, or (b) one business day after the date of delivery to a recognized overnight courier, in either case addressed to the respective parties as follows:

                  If to Employer:           The Middleby Corporation
                                            1400 Toastmaster Drive
                                            Elgin, Illinois 60120
                                            Attn:  Mr. William F. Whitman, Jr.
                                                      Chairman of the Board

                  If to Riley:              David P. Riley
                                            2 South Cove Drive
                                            South Barrington, IL 60010

     7. The provisions of Section 7 of the 1995 Agreement shall apply to Riley, and Riley shall comply with the provisions of Section 7 of the 1995 Agreement, as if Riley had voluntarily terminated his employment on December 30, 2000 (i.e., prior to the Expiration Date) and such termination were not under the circumstances described in Subsection 4(c) or 4(d) of the 1995 Agreement.

     8. (a) Riley shall perform consulting services reasonably requested by Employer (the "Services"). The Services shall include, but shall not be limited to, consultation necessary or desirable for the smooth transition of duties to the new Chief Executive Officer of Employer, including, without limitation, consultation concerning (a) relations between Employer and its customers, employees and suppliers, and (b) other matters specified by Employer. In performing the Services, Riley shall report to the Chairman of the Board and the Chief Executive Officer of Employer.

          (b) Employer shall pay or reimburse Riley for (a) Riley's dues for calendar year 2001 for Medinah Country Club and Collegon River Plantation, (b) Riley's AYCO fees for calendar year 2001 up to $5,000, and (c) if Riley is admitted to the 2001 World Presidents Organization Prague University, all expenses incurred by Riley in connection therewith up to $30,000 less any amounts paid therefor by Employer in calendar year 2000.

          (c) Riley shall not take any action against the best interests of Employer, and Riley shall abide by all laws, rules and regulations that apply to the performance of the Services.

          (d) The parties agree that after December 30, 2000 Riley shall be an independent contractor and not an employee of Employer. Riley shall bear and be legally responsible to pay 100% of all employment taxes with respect to the compensation payable under this Agreement after December 30, 2000. After December 30, 2000 Riley shall not have the power or right to legally bind Employer, and Employer shall not have the power or right to direct the manner in which Riley performs the Services. If and when Employer requests in writing, Riley shall provide Employer with necessary documentation to support Riley's independent contractor status under all applicable laws.

     9. The Employment Agreement as amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.



     THE MIDDLEBY CORPORATION                      /s/ David P. Riley
                                                       ---------------------
                                                       DAVID P. RILEY
             and

      MIDDLEBY MARSHALL INC.


      By:  /s/ William F. Whitman
           -------------------------------
               William F. Whitman, Jr.
               Chairman of the Board

Ex-10
Sequence 5
Description Ex-10(D)


                               Amendment No. 2 to
                    Amended and Restated Employment Agreement
                           of William F. Whitman, Jr.


     This Amendment No. 2 is made as of January 1, 2001 by and among THE MIDDLEBY CORPORATION, a Delaware corporation, MIDDLEBY MARSHALL INC., a Delaware corporation (collectively the "Employer") and WILLIAM F. WHITMAN, JR. ("Whitman").


                                     RECITAL

     Employer and Whitman are parties to that certain Amended and Restated Employment Agreement dated as of January 1, 1995 (the "1995 Agreement") as amended by Amendment No. 1 dated January 1, 1998 (as so amended, the "Employment Agreement") and wish to amend and extend the Employment Agreement as provided hereinbelow.

                                    AGREEMENT

     NOW THEREFORE the parties agree as follows:

1. Section 2 of the 1995 Agreement, as amended by Amendment No. 1, is hereby further amended by deleting the date "December 31, 2003" and substituting therefor the date "December 31, 2005".

2. Section 4(a) of the 1995 Agreement, as amended by Amendment No. 1, is hereby amended by adding immediately after the second sentence (added by Amendment No. 1) the following sentence:

          Commencing December 1, 2000 Whitman's base salary shall be at a rate not less than $514,815 per annum.

3. Except as above amended and extended, the Employment Agreement shall remain in full force and effect.




     IN WITNESS WHEREOF the parties hereto have executed this instrument as of the day and year first above stated.

THE MIDDLEBY CORPORATION
       and
MIDDLEBY MARSHALL INC.


By:  /s/  Selim A. Bassoul
     -------------------------------------
         President and Chief
         Executive Officer



/s/  William F. Whitman, Jr.
------------------------------------------
WILLIAM F. WHITMAN, JR.

Ex - 4
Sequence 6
Description:  Ex-4(E)

Interoffice Memo

Date:    02/21/00
To:      Selim Bassoul
CC:      WFW
From:    David P. Riley


--------------------------------------------------------------------------------

Selim,

Below outlines the content of the special executive compensation program that is offered to you.

1.   The term of this program is 3 years. Expiring with the end of fiscal year
     2002.

2. The company will purchase for you, at the current market prices, 100,000 shares of TMC common stock.

3. The company will loan you the funds necessary to make the above purchase, secured by the stock and personally payable by you to the company subject to the provisions outlined below.

4.   This stock will be owned by you, but held by the company.

5. This stock will be unrestricted, however sale of the stock is subject to rule 144 as you are an officer of the company and considered an insider.

6. Interest on your loan will be calculated at the higher of, the rates paid to those employees participating in the deferred compensation plan, or, the minimum IRS rate allowed by law.

7. Any sale of the stock will be for your account and subject to taxes paid which will be your responsibility.

8. The amount of your loan, plus interest, will be retired by the company (special bonus) if your performance meets or exceeds the Performa " Earnings before taxes" listed below:


                                  Confidential

     A: For fiscal year 2000, Earnings Before Taxes, for the corporation, must equal or exceed $ .88 per share.

     B: For fiscal year 2001, Earnings Before Taxes, for the corporation, must equal or exceed $ 1.20 per share.

     C: For fiscal year 2002, Earnings Before Taxes, for the corporation, must equal or exceed $ 1.50 per share

9.   Your "special bonus" will be calculated and paid as follows:

     a. If you meet or exceed your performance goals in a given year, the company will retire, 1/3 of the remaining balance of the principal and interest of your loan in year one, 50% of the remaining balance of your loan in year two, and the remaining balance of your loan in year three.

     b. If you did not meet your objective, but your cumulative actual performance equaled or exceeded the cumulative objective, the company will retire the remaining balance of the principal and interest of your loan according to the schedule in "a" above. If you fail to meet either of these objectives, no payment will be made.

10. If you leave the company, voluntarily, for any reason, the balance of the loan becomes due and immediately payable.

11. If you leave the company due to termination (except for cause), the balance of the loan must be repaid in 24 months.

12. If during the term of the loan, William F. Whitman sells 20% or more of his personal stock holdings in the company, your loan will be forgiven.



Example:

Performance objective:                      Actual performance:

 Year 2000 --  EBT= $ 1.00/share            Actual performance = $  1.10/share

 Year 2001 --  EBT= $ 1.25/share            Actual Performance = $ 1.20/share

 Year 2002 -  EBT= $ 1.50/share             Actual Performance = $ 1.50/share


                                  Confidential

Stock price at purchase $ 4.50/share  ----- Loan value = $ 450,000.00

Interest rate 5%



January  2001 Loan balance = $ 450,000+ interest ($ 22,500) =  Total $ 472,500

As Actual performance exceeded objective, bonus payment = $ 157,500



January 2002  Loan balance = $ 315,000 + interest ($ 15,750)=  Total $ 330,750

Actual performance did not meet objectives, however cumulative actual equaled cumulative objective, bonus payment = $ 165,375



January 2003 Loan balance = $ 165,375+ interest ($ 8,268)= Total Actual exceeded objective, bonus payment = $ 173,643





Agreed  /s/  Selim Bassoul                   Dated      2/21/00
        ------------------------------------         -------------------
          Selim Bassoul


For the Company  /s/  David P. Riley          Dated      2/21/00
                 ---------------------------         -------------------
                  David P. Riley  - President/CEO